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                                                       Deutsche Asset Management


PreservationPlus Fund
(Investment Class, Institutional Class and Institutional Service Class)

Supplement dated April 3, 2001 to Prospectuses dated January 29, 2001

The following replaces the second paragraph under the `Annual Fund Operating Expenses' section of the Fund's prospectuses:

Under normal circumstances, redemptions of Shares that are directed by plan participants are not subject to a redemption fee. Redemptions of Shares that are not directed by plan participants and that are made on less than twelve months' prior written notice to the Fund are subject to a redemption fee of 2% of the amount redeemed payable to the Fund. If the aggregate fair value of the wrapper agreements is less than zero at the time of redemption, the Fund will waive the 2% redemption fee. See the "Calculating the Fund's Share Price" section for more information.

The following replaces the eighth bullet under the `Buying and Selling Fund Shares - Important Information about Buying and Selling Shares' section in the Fund's prospectuses:

o Sales orders not directed by plan participants and received on less than twelve months prior written notice are subject to a 2% redemption fee. If the aggregate fair value of the wrapper agreements is less than zero at the time of redemption, the Fund will waive the 2% redemption fee. See the "Calculating the Fund's Share Price" section for more information.


              Please Retain This Supplement for Future Reference

SUPPPLUS (4/01)

BT Pyramid Mutual Funds

CUSIPs:
055847834
055847818
055847826

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